EXHIBIT 99.1
NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joe Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

ASHFORD TRUST REPORTS FOURTH QUARTER AND
FULL YEAR 2023 RESULTS
DALLAS – February 28, 2024 – Ashford Hospitality Trust, Inc. (NYSE: AHT) (“Ashford Trust” or the “Company”) today reported financial results and performance measures for the fourth quarter and full year ended December 31, 2023. The comparable performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel EBITDA assume each of the hotel properties in the Company’s hotel portfolio as of December 31, 2023 was owned as of the beginning of each of the periods presented. Unless otherwise stated, all reported results compare the fourth quarter and year ended December 31, 2023 with the fourth quarter and year ended December 31, 2022 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.
FOURTH QUARTER 2023 FINANCIAL HIGHLIGHTS
•Comparable RevPAR for all hotels increased 1.6% to $120.25 during the quarter on a 3.4% increase in Comparable ADR and a 1.8% decrease in Comparable Occupancy.
•Net loss attributable to common stockholders was $(31.3) million or $(0.90) per diluted share for the quarter.
•Adjusted EBITDAre was $62.5 million for the quarter.
•Adjusted funds from operations (AFFO) was $(0.36) per diluted share for the quarter.
•Comparable Hotel EBITDA was $74.5 million for the quarter.
•The Company ended the quarter with cash and cash equivalents of $165.2 million and restricted cash of $146.1 million. The vast majority of the restricted cash is comprised of lender and manager held reserves. At the end of the quarter, there was also $21.7 million in due from third-party hotel managers, which is primarily the Company’s cash held by one of its property managers and is also available to fund hotel operating costs.
•Net working capital at the end of the quarter was $209 million.
•Capex invested during the quarter was $37.9 million.
FULL YEAR 2023 FINANCIAL HIGHLIGHTS
•Comparable RevPAR for all hotels increased 9.5% over the prior year to $130.85 on a 4.5% increase in Comparable ADR and a 4.8% increase in Comparable Occupancy.
•For the year, net loss attributable to common stockholders was $(193.7) million or $(5.61) per diluted share.
•Adjusted EBITDAre was $324.5 million for the year, which reflected a growth rate of 13% over the prior year.

AHT Reports Fourth Quarter Results

February 28, 2024

•For the year, AFFO was $0.72 per diluted share.
•Capex invested during the year was $137.4 million.
RECENT OPERATING HIGHLIGHTS
•During the quarter, the Company completed the transfer of ownership of the hotels that secured the KEYS F loan pool to the lender. The Company continues to work with the lender of the KEYS A and KEYS B loan pools on a consensual transfer of ownership of those hotels to the lender.
•To date, the Company has issued approximately $105 million of its non-traded preferred stock.
•Subsequent to quarter end, the Company provided an update on its plan to pay off its strategic financing which has a final maturity date in January 2026. This plan includes raising sufficient capital through a combination of asset sales, mortgage debt refinancings, and non-traded preferred capital raising.
•Subsequent to quarter end, the Company announced that it has signed a definitive agreement to sell the 144-room Residence Inn located in Salt Lake City, Utah for $19.2 million.
CAPITAL STRUCTURE
As of December 31, 2023, the Company had total loans of $3.3 billion with a blended average interest rate of 8.0%, taking into account in-the-money interest rate caps. Excluding the non-extended KEYS loans, based on the current level of SOFR and the corresponding interest rate caps, approximately 92% of the Company’s debt is effectively fixed and approximately 8% is effectively floating. Excluding the non-extended KEYS loans, currently twelve of the Company’s hotels are in cash traps.
Subsequent to quarter end, the Company provided an update on its plan to pay off its strategic financing which has a final maturity date in January 2026. This plan includes raising sufficient capital through a combination of asset sales, mortgage debt refinancings, and non-traded preferred capital raising. As detailed in a January 31, 2024, announcement the Company currently has several assets at various stages of the sales process. The Company is unlikely to sell all of these assets, but plans to determine which assets are capturing the most attractive valuations and resulting in the largest impact to its deleveraging effort.
Subsequent to quarter end, the Company announced it is working with lenders to refinance its loan secured by the Renaissance Nashville in Nashville, Tennessee, its Morgan Stanley Pool Loan with 17 hotels located in several states, its loan secured by the Marriott Gateway in Arlington, Virginia, and its loan secured by the Indigo Atlanta in Atlanta, Georgia. The Company believes there could be substantial excess proceeds from the refinancing of the Renaissance Nashville loan which can be used to pay down the Company’s strategic financing.
Subsequent to quarter end, the Company announced that it has signed a definitive agreement to sell the 144-room Residence Inn located in Salt Lake City, Utah for $19.2 million. The sale is expected to be completed in early March and is subject to normal closing conditions. The Company provides no assurances that the sale will be completed on these terms or at all. When adjusted for the Company's anticipated capital expenditures, the sale price represents a 4.6% capitalization rate on 2023 net operating income, or 18.2x 2023 Hotel EBITDA. Excluding the anticipated capital spend, the sale price represents a 6.0% capitalization rate on 2023 net operating income, or 14.0x 2023 Hotel EBITDA. All of the proceeds from the sale are expected to be used to pay down debt.
The Company did not pay a dividend on its common stock and common units for the fourth quarter ended December 31, 2023. The Board of Directors will continue to monitor the situation and assess future quarterly common dividend declarations. The Company is current on the dividends on its outstanding

AHT Reports Fourth Quarter Results

February 28, 2024

preferred stock and plans to pay dividends on its outstanding preferred stock on a current basis going forward.
The Company commenced the offering of its Non-Traded Preferred Equity during the third quarter of 2022. To date, the Company has issued 3,952,573 shares of its Series J and 234,329 shares of its Series K non-traded preferred stock raising approximately $105 million of gross proceeds. The expected use of proceeds for the Non-Traded Preferred Equity is acquisitions, paying down debt, and other general corporate purposes.
“Our portfolio delivered strong operating performance during the fourth quarter,” commented Rob Hays, Ashford Trust’s President and Chief Executive Officer. “Reflecting continued growth in RevPAR, we believe that this solid performance reflects our high-quality, geographically diverse portfolio. As we enter 2024, we are focused on paying off our strategic corporate financing. Between the excess proceeds from planned asset sales, excess proceeds from planned property refinancings, and proceeds from our non-traded preferred capital raise, we believe we have a viable path to pay off our strategic financing this year.”
INVESTOR CONFERENCE CALL AND SIMULCAST
Ashford Hospitality Trust, Inc. will conduct a conference call on Thursday, February 29, 2024, at 11:00 a.m. ET. The number to call for this interactive teleconference is (646) 960-0375. A replay of the conference call will be available through Thursday, March 7, 2024, by dialing (647) 362-9199 and entering the confirmation number, 8812029.
The Company will also provide an online simulcast and rebroadcast of its fourth quarter 2023 earnings release conference call. The live broadcast of Ashford Hospitality Trust’s quarterly conference call will be available online at the Company’s website, www.ahtreit.com, on Thursday, February 29, 2024, beginning at 11:00 a.m. ET. The online replay will follow shortly after the call and continue for approximately one year.
We use certain non-GAAP measures, in addition to the required GAAP presentations, as we believe these measures improve the understanding of our operational results and make comparisons of operating results among peer real estate investment trusts more meaningful. Non-GAAP financial measures, which should not be relied upon as a substitute for GAAP measures, used in this press release are FFO, AFFO, EBITDA, EBITDAre, Adjusted EBITDAre, and Hotel EBITDA. Please refer to our most recently filed Annual Report on Form 10-K for a more detailed description of how these non-GAAP measures are calculated. The reconciliations of non-GAAP measures to the closest GAAP measures are provided below and provide further details of our results for the period being reported.
This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities. Securities will be offered only by means of a registration statement and prospectus which can be found at www.sec.gov.
* * * * *
Ashford Hospitality Trust is a real estate investment trust (REIT) focused on investing predominantly in upper upscale, full-service hotels.
Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, among others, statements about the Company’s strategy and future plans, including its plans to raise sufficient capital through a combination of asset sales, mortgage debt refinancings and non-traded preferred capital raising and to pay off its strategic financing. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or

AHT Reports Fourth Quarter Results

February 28, 2024

similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford Trust’s control.
These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: our ability to repay, refinance, or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock and preferred stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Ashford Trust’s filings with the Securities and Exchange Commission.
The forward-looking statements included in this press release are only made as of the date of this press release. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider these risks when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts)
(unaudited)

	December 31, 2023	December 31, 2022
ASSETS
Investments in hotel properties, net	$2,951,932	$3,118,331
Cash and cash equivalents	165,231	417,064
Restricted cash	146,079	141,962
Accounts receivable, net of allowance of $1,214 and $501, respectively	45,521	49,809
Inventories	3,679	3,856
Notes receivable, net	7,369	5,062
Investment in unconsolidated entities	9,960	19,576
Deferred costs, net	1,808	2,665
Prepaid expenses	12,806	15,981
Derivative assets, net	13,696	47,182
Operating lease right-of-use assets	44,047	43,921
Other assets	25,309	21,653
Intangible assets, net	797	797
Due from Ashford Inc., net	—	486
Due from related parties, net	—	6,570
Due from third-party hotel managers	21,664	22,462
Assets held for sale	12,383	—
Total assets	$3,462,281	$3,917,377

LIABILITIES AND EQUITY (DEFICIT)
Liabilities:
Indebtedness, net	$3,396,071	$3,838,543
Finance lease liability	18,469	18,847
Other finance liability	26,858	—
Accounts payable and accrued expenses	129,323	115,970
Accrued interest payable	27,009	15,287
Dividends and distributions payable	3,566	3,118
Due to Ashford Inc., net	13,261	—
Due to related parties, net	5,874	—
Due to third-party hotel managers	1,193	1,319
Intangible liabilities, net	2,017	2,097
Operating lease liabilities	44,765	44,661
Other liabilities	3,499	4,326
Liabilities associated with assets held for sale	14,653	—
Total liabilities	3,686,558	4,044,168

Redeemable noncontrolling interests in operating partnership	22,007	21,550
Series J Redeemable Preferred Stock, $0.01 par value, 3,475,318 and 87,115 shares issued and outstanding at December 31, 2023 and December 31, 2022, respectively	79,975	2,004
Series K Redeemable Preferred Stock, $0.01 par value, 194,193 and 1,800 shares issued and outstanding at December 31, 2023 and December 31, 2022, respectively	4,783	44
Equity (deficit):
Preferred stock, $0.01 par value, 50,000,000 shares authorized :
Series D Cumulative Preferred Stock, 1,159,927 and 1,174,427 shares issued and outstanding at December 31, 2023 and December 31, 2022, respectively	12	12
Series F Cumulative Preferred Stock, 1,175,344 and 1,251,044 shares issued and outstanding at December 31, 2023 and December 31, 2022, respectively	11	12
Series G Cumulative Preferred Stock, 1,531,996 and 1,531,996 shares issued and outstanding at December 31, 2023 and December 31, 2022, respectively	15	15
Series H Cumulative Preferred Stock, 1,170,325 and 1,308,415 shares issued and outstanding at December 31, 2023 and December 31, 2022, respectively	12	13
Series I Cumulative Preferred Stock, 1,160,923 and 1,252,923 shares issued and outstanding at December 31, 2023 and December 31, 2022, respectively	12	13
Common stock, $0.01 par value, 400,000,000 shares authorized, 37,422,056 and 34,495,185 shares issued and outstanding at December 31, 2023 and December 31, 2022, respectively	374	345
Additional paid-in capital	2,382,975	2,383,244
Accumulated deficit	(2,729,312)	(2,534,043)
Total stockholders' equity (deficit) of the Company	(345,901)	(150,389)
Noncontrolling interests in consolidated entities	14,859	—
Total equity (deficit)	(331,042)	(150,389)
Total liabilities and equity/deficit	$3,462,281	$3,917,377

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2023	2022	2023	2022
REVENUE
Rooms	$241,678	$242,528	$1,059,155	$974,002
Food and beverage	59,886	56,954	232,829	196,663
Other	17,613	17,268	72,748	67,310
Total hotel revenue	319,177	316,750	1,364,732	1,237,975
Other	707	720	2,801	2,884
Total revenue	319,884	317,470	1,367,533	1,240,859
EXPENSES
Hotel operating expenses
Rooms	59,393	59,865	249,434	229,115
Food and beverage	40,089	39,794	161,300	140,775
Other expenses	115,595	110,649	464,058	421,056
Management fees	11,939	11,495	50,645	45,047
Total hotel operating expenses	227,016	221,803	925,437	835,993
Property taxes, insurance and other	17,346	16,049	70,226	67,338
Depreciation and amortization	46,844	49,353	187,807	201,797
Advisory services fee:
Base advisory fee	8,337	8,600	33,176	34,802
Reimbursable expenses	3,307	2,486	12,483	9,851
Stock/unit-based compensation	(367)	635	3,268	5,244
Corporate, general and administrative:
Stock/unit-based compensation	22	30	750	698
Other general and administrative	4,772	3,119	15,431	9,181
Total operating expenses	307,277	302,075	1,248,578	1,164,904
Gain (loss) on disposition of assets and hotel properties	4,045	27	11,488	300
OPERATING INCOME (LOSS)	16,652	15,422	130,443	76,255
Equity in earnings (loss) of unconsolidated entities	(419)	(353)	(1,134)	(804)
Interest income	2,223	2,624	8,978	4,777
Other income (expense), net	33	(11)	310	415
Interest expense, net of discount amortization	(92,562)	(71,662)	(353,413)	(217,323)
Amortization of loan costs	(3,101)	(2,358)	(12,735)	(9,672)
Write-off of premiums, loan costs and exit fees	(836)	(460)	(3,469)	(3,536)
Gain (loss) on extinguishment of debt	53,386	—	53,386	—
Realized and unrealized gain (loss) on derivatives	(6,690)	(3,893)	(2,200)	15,166
INCOME (LOSS) BEFORE INCOME TAXES	(31,314)	(60,691)	(179,834)	(134,722)
Income tax benefit (expense)	1,510	4,004	(900)	(6,336)
NET INCOME (LOSS)	(29,804)	(56,687)	(180,734)	(141,058)
(Income) loss attributable to noncontrolling interest in consolidated entities	6	—	6	—
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	401	554	2,239	1,233
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(29,397)	(56,133)	(178,489)	(139,825)
Preferred dividends	(4,631)	(3,122)	(15,921)	(12,433)
Deemed dividends on redeemable preferred stock	(680)	(946)	(2,673)	(946)
Gain (loss) on extinguishment of preferred stock	3,390	—	3,390	—
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(31,318)	$(60,201)	$(193,693)	$(153,204)

INCOME (LOSS) PER SHARE – BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$(0.90)	$(1.75)	$(5.61)	$(4.46)
Weighted average common shares outstanding – basic	34,818	34,374	34,523	34,339
Diluted:
Net income (loss) attributable to common stockholders	$(0.90)	$(1.75)	$(5.61)	$(4.46)
Weighted average common shares outstanding – diluted	34,818	34,374	34,523	34,339
Dividends declared per common share	$—	$—	$—	$—

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, EBITDAre AND ADJUSTED EBITDAre
(in thousands)
(unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2023	2022	2023	2022
Net income (loss)	$(29,804)	$(56,687)	$(180,734)	$(141,058)
Interest expense and amortization of discounts and loan costs, net	95,663	74,020	366,148	226,995
Depreciation and amortization	46,844	49,353	187,807	201,797
Income tax expense (benefit)	(1,510)	(4,004)	900	6,336
Equity in (earnings) loss of unconsolidated entities	419	353	1,134	804
Company's portion of EBITDA of unconsolidated entities	(74)	(222)	231	(674)
EBITDA	111,538	62,813	375,486	294,200
(Gain) loss on disposition of assets and hotel properties	(4,045)	(27)	(11,488)	(300)
EBITDAre	107,493	62,786	363,998	293,900
Amortization of unfavorable contract liabilities	(31)	43	(15)	181
Transaction and conversion costs	1,485	(472)	3,856	(2,300)
Write-off of premiums, loan costs and exit fees	836	460	3,469	3,536
Realized and unrealized (gain) loss on derivatives	6,690	8,278	2,200	(10,781)
Stock/unit-based compensation	(347)	674	4,027	5,998
Legal, advisory and settlement costs	270	1,995	1,181	1,936
Other (income) expense, net	(34)	(4,371)	(310)	(4,797)
(Gain) loss on insurance settlements	(505)	(342)	(505)	(342)
(Gain) loss on extinguishment of debt	(53,386)	—	(53,386)	—
Company's portion of adjustments to EBITDAre of unconsolidated entities	—	4	2	16
Adjusted EBITDAre	$62,471	$69,055	$324,517	$287,347
ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS (“FFO”) AND ADJUSTED FFO
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2023	2022	2023	2022
Net income (loss)	$(29,804)	$(56,687)	$(180,734)	$(141,058)
(Income) loss attributable to noncontrolling interest in consolidated entities	6	—	6	—
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	401	554	2,239	1,233
Preferred dividends	(4,631)	(3,122)	(15,921)	(12,433)
Deemed dividends on redeemable preferred stock	(680)	(946)	(2,673)	(946)
Gain (loss) on extinguishment of preferred stock	3,390	—	3,390	—
Net income (loss) attributable to common stockholders	(31,318)	(60,201)	(193,693)	(153,204)
Depreciation and amortization on real estate	46,844	49,353	187,807	201,797
(Gain) loss on disposition of assets and hotel properties	(4,045)	(27)	(11,488)	(300)
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(401)	(554)	(2,239)	(1,233)
Equity in (earnings) loss of unconsolidated entities	419	353	1,134	804
Company's portion of FFO of unconsolidated entities	(307)	(319)	(668)	(771)
FFO available to common stockholders and OP unitholders	11,192	(11,395)	(19,147)	47,093
Deemed dividends on redeemable preferred stock	680	946	2,673	946
(Gain) loss on extinguishment of preferred stock	(3,390)	—	(3,390)	—
Transaction and conversion costs	1,485	(472)	3,856	(2,300)
Write-off of premiums, loan costs and exit fees	836	460	3,469	3,536
Unrealized (gain) loss on derivatives	16,808	8,278	44,041	(10,781)
Stock/unit-based compensation	(347)	674	4,027	5,998
Legal, advisory and settlement costs	270	1,995	1,181	1,936
Other (income) expense, net	(34)	(119)	(310)	(412)
Amortization of credit facility exit fee	4,805	3,279	18,616	11,948
Amortization of loan costs	3,101	2,358	12,735	9,672
(Gain) loss on insurance settlements	(505)	(342)	(505)	(342)
(Gain) loss on extinguishment of debt	(53,386)	—	(53,386)	—
Default interest and late fess	5,227	—	12,553	—
Company's portion of adjustments to FFO of unconsolidated entities	—	4	2	16
Adjusted FFO available to common stockholders and OP unitholders	$(13,258)	$5,666	$26,415	$67,310
Adjusted FFO per diluted share available to common stockholders and OP unitholders	$(0.36)	$0.16	$0.72	$1.85
Weighted average diluted shares	37,046	36,437	36,685	36,372

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
SUMMARY OF INDEBTEDNESS
December 31, 2023
(dollars in thousands)
(unaudited)

Indebtedness	Current Maturity	Final Maturity (16)	Interest Rate (17)	Fixed-Rate Debt	Floating-Rate Debt	Total Debt		Comparable TTM Hotel Net Income	Comparable TTM Hotel Net Income Debt Yield	Comparable TTM Hotel EBITDA (18)	Comparable TTM Hotel EBITDA Debt Yield
KEYS Pool A - 7 hotels	June 2023	June 2023	SOFR (1) + 3.70%	$—	$180,720	$180,720	(2)	$6,926	3.8%	$14,120	7.8%
KEYS Pool B - 7 hotels	June 2023	June 2023	SOFR (1) + 3.44%	—	174,400	174,400	(2)	1,748	1.0%	8,263	4.7%
Oaktree Capital Term Loan	January 2024	January 2026	14.00%	183,082	—	183,082	(3)	N/A	N/A	N/A	N/A
JPMorgan Chase - 8 hotels	February 2024	February 2025	SOFR (1) + 3.28%	—	345,000	345,000	(4)	10,925	3.2%	29,670	8.6%
BAML Princeton/Nashville - 2 hotels	March 2024	March 2026	SOFR (1) + 2.80%	—	240,000	240,000	(5)	26,403	11.0%	39,313	16.4%
BAML Highland Pool - 19 hotels	April 2024	April 2025	SOFR (1) + 3.51%	—	862,027	862,027	(6)	52,545	6.1%	102,898	11.9%
Key Bank Manchester CY - 1 hotel	May 2024	May 2024	4.99%	5,613	—	5,613		667	11.9%	1,074	19.1%
Southside Bank Ashton - 1 hotel	June 2024	June 2024	SOFR (1) + 2.00%	—	8,881	8,881	(7)	(20)	(0.2)%	350	3.9%
KEYS Pool C - 4 hotels	June 2024	June 2025	SOFR (1) + 3.90%	—	143,877	143,877	(8)	11,575	8.0%	19,008	13.2%
KEYS Pool D - 5 hotels	June 2024	June 2025	SOFR (1) + 4.17%	—	237,061	237,061	(8)	21,178	8.9%	27,507	11.6%
KEYS Pool E - 5 hotels	June 2024	June 2025	SOFR (1) + 2.90%	—	119,003	119,003	(8)	4,408	3.7%	17,701	14.9%
Morgan Stanley Pool C2 - 2 hotels	August 2024	August 2024	4.85%	10,945	—	10,945		431	3.9%	1,615	14.8%
Torchlight Marriott Gateway - 1 hotel	November 2024	November 2026	SOFR (1) + 4.76%	—	86,000	86,000	(9)	9,026	10.5%	15,208	17.7%
Morgan Stanley Pool - 17 hotels	November 2024	November 2024	SOFR (1) + 3.39%	—	409,750	409,750	(10)	23,797	5.8%	44,313	10.8%
BAML Indigo Atlanta - 1 hotel	December 2024	December 2024	SOFR (1) + 2.85%	—	13,759	13,759	(11)	(800)	(5.8)%	1,854	13.5%
Aareal Le Pavillon - 1 hotel	December 2024	December 2027	SOFR (1) + 4.00%	—	37,000	37,000	(12)	(8,207)	(22.2)%	(496)	(1.3)%
BAML Pool 3 - 3 hotels	February 2025	February 2025	4.45%	45,792	—	45,792		3,077	6.7%	7,341	16.0%
US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	March 2025	March 2025	4.66%	22,742	—	22,742		(941)	(4.1)%	2,447	10.8%
Aareal Boston Back Bay - 1 hotel	August 2025	August 2026	SOFR (1) + 3.91%	—	98,000	98,000	(13)	2,292	2.3%	16,710	17.1%
Aareal Alexandria/La Posada - 2 hotels	May 2026	May 2028	SOFR (1) + 4.00%	—	98,450	98,450	(14)	906	0.9%	9,148	9.3%
Unencumbered Hotel - 1 hotel				—	—	—		987	N/A	4,282	N/A
Total				$268,174	$3,053,928	$3,322,102		$166,923	5.0%	$362,326	10.9%
Percentage				8.1%	91.9%	100.0%
Weighted average interest rate (15) (17)				11.02%	7.69%	7.96%
All indebtedness is non-recourse with the exception of the term loan.
The amounts do not include amounts related to the consolidation of 815 Commerce Managing Member, LLC and Stirling REIT OP, LP.
(1)    SOFR rate was 5.35% at December 31, 2023.
(2)    This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The third one-year extension period began in June 2022. The paydown that was required in order to exercise the fourth one-year extension option was not made. As a result, effective June 2023, this loan was in default in accordance with the terms and conditions of the loan agreement.
(3)    This term loan has two one-year extension options, subject to satisfaction of certain conditions. The first one-year extension period began in January 2024.
(4)    This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The fifth one-year extension period began in February 2024.
(5)    This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The third one-year extension period began in March 2023.
(6)    This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The fourth one-year extension period began in April 2023.
(7)    This mortgage loan has a SOFR floor of 2.0%.
(8)    This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The fourth one-year extension period began in June 2023.
(9)    This mortgage loan has two one-year extension options, subject to satisfaction of certain conditions.
(10)    This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The fifth one-year extension period began in November 2023.
(11)    This mortgage loan has two one-year extension options, subject to satisfaction of certain conditions. The second one-year extension period began in December 2023.
(12)    This mortgage loan has three one-year extension options, subject to satisfaction of certain conditions. This mortgage loan has a SOFR floor of 0.50%.
(13)    This mortgage loan has one one-year extension option, subject to satisfaction of certain conditions.
(14)    This mortgage loan has two one-year extension options, subject to satisfaction of certain conditions. This mortgage loan has a SOFR floor of 0.50%.
(15)    The weighted average interest rates are adjusted for in-the-money interest rate caps.
(16)    The final maturity date assumes all available extension options will be exercised, excluding loans in default.
(17)    Interest rates do not include default or late payment rates in effect on some mortgage loans.
(18)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
INDEBTEDNESS BY MATURITY ASSUMING EXTENSION OPTIONS ARE EXERCISED
December 31, 2023
(dollars in thousands)
(unaudited)

	2024	2025	2026	2027	2028	Thereafter	Total
KEYS Pool A - 7 hotels	$180,720	$—	$—	$—	$—	$—	$180,720
KEYS Pool B - 7 hotels	174,400	—	—	—	—	—	174,400
Key Bank Manchester CY - 1 hotel	5,571	—	—	—	—	—	5,571
Southside Bank Ashton - 1 hotel	8,881	—	—	—	—	—	8,881
Morgan Stanley Pool C2 - 2 hotels	10,774	—	—	—	—	—	10,774
Morgan Stanley Pool - 17 hotels	409,750	—	—	—	—	—	409,750
BAML Indigo Atlanta - 1 hotel	13,623	—	—	—	—	—	13,623
JPMorgan Chase - 8 hotels	—	345,000	—	—	—	—	345,000
BAML Pool 3 - 3 hotels	—	44,413	—	—	—	—	44,413
US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	—	22,030	—	—	—	—	22,030
BAML Highland Pool - 19 hotels	—	862,027	—	—	—	—	862,027
KEYS Pool C - 4 hotels	—	143,877	—	—	—	—	143,877
KEYS Pool D - 5 hotels	—	237,061	—	—	—	—	237,061
KEYS Pool E - 5 hotels	—	119,003	—	—	—	—	119,003
Oaktree Capital Term Loan	—	—	183,082	—	—	—	183,082
BAML Princeton/Nashville - 2 hotels	—	—	240,000	—	—	—	240,000
Aareal Boston Back Bay - 1 hotel	—	—	96,000	—	—	—	96,000
Torchlight Marriott Gateway - 1 hotel	—	—	86,000	—	—	—	86,000
Aareal Le Pavillon - 1 hotel	—	—	—	35,000	—	—	35,000
Aareal Alexandria/La Posada - 2 hotels	—	—	—	—	98,450	—	98,450
Principal due in future periods	803,719	1,773,411	605,082	35,000	98,450	—	3,315,662
Scheduled amortization payments remaining	2,232	708	2,500	1,000	—	—	6,440
Total indebtedness	$805,951	$1,774,119	$607,582	$36,000	$98,450	$—	$3,322,102
The amounts do not include amounts related to the consolidation of 815 Commerce Managing Member, LLC and Stirling REIT OP, LP.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
KEY PERFORMANCE INDICATORS
(unaudited)

ALL HOTELS:
	Three Months Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2023	2023	2023	2022	2022	2022	% Variance	% Variance
Rooms revenue (in thousands)	$241,679	$(14,347)	$227,332	$241,491	$(17,698)	$223,793	0.08%	1.58%
RevPAR	$120.49	$(124.48)	$120.25	$118.50	$(119.87)	$118.39	1.68%	1.57%
Occupancy	66.33%	(70.83)%	66.06%	67.47%	(69.92)%	67.28%	(1.69)%	(1.81)%
ADR	$181.64	$(175.74)	$182.03	$175.63	$(171.44)	$175.97	3.42%	3.44%

ALL HOTELS:
	Year Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2023	2023	2023	2022	2022	2022	% Variance	% Variance
Rooms revenue (in thousands)	$1,056,897	$(75,583)	$981,314	$969,502	$(72,964)	$896,538	9.01%	9.46%
RevPAR	$130.51	$(126.29)	$130.85	$119.35	$(116.91)	$119.55	9.35%	9.45%
Occupancy	70.63%	(71.03)%	70.59%	67.53%	(69.49)%	67.37%	4.59%	4.79%
ADR	$184.79	$(177.80)	$185.35	$176.73	$(168.24)	$177.46	4.56%	4.45%

NOTES:
(1)    The above comparable information assumes the 90 hotel properties owned and included in the Company’s operations at December 31, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

ALL HOTELS NOT UNDER RENOVATION:
	Three Months Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2023	2023	2023	2022	2022	2022	% Variance	% Variance
Rooms revenue (in thousands)	$229,632	$(14,347)	$215,285	$227,869	$(17,698)	$210,171	0.77%	2.43%
RevPAR	$119.02	$(124.48)	$118.67	$116.17	$(119.87)	$115.87	2.45%	2.42%
Occupancy	66.67%	(70.83)%	66.40%	67.68%	(69.92)%	67.50%	(1.49)%	(1.62)%
ADR	$178.52	$(175.74)	$178.71	$171.65	$(171.44)	$171.67	4.00%	4.10%

ALL HOTELS NOT UNDER RENOVATION:
	Year Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2023	2023	2023	2022	2022	2022	% Variance	% Variance
Rooms revenue (in thousands)	$1,005,481	$(75,583)	$929,898	$916,741	$(72,964)	$843,777	9.68%	10.21%
RevPAR	$128.99	$(126.29)	$129.21	$117.22	$(116.91)	$117.25	10.04%	10.20%
Occupancy	71.00%	(71.03)%	71.00%	67.83%	(69.49)%	67.68%	4.67%	4.90%
ADR	$181.66	$(177.80)	$181.99	$172.82	$(168.24)	$173.23	5.12%	5.05%

NOTES:
(1)    The above comparable information assumes the 88 hotel properties owned and included in the Company’s operations at December 31, 2023, and not under renovation during the three months ended December 31, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    Excluded hotels under renovation:
Crowne Plaza La Concha Key West, Le Pavillon New Orleans

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL NET INCOME (LOSS) & EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS:	Three Months Ended			Year Ended
	December 31,			December 31,
	2023	2022	% Variance	2023	2022	% Variance
Total hotel revenue	$319,177	$315,419	1.19%	$1,361,790	$1,232,124	10.52%
Non-comparable adjustments	(18,235)	(22,258)		(93,923)	(89,281)
Comparable total hotel revenue	$300,942	$293,161	2.65%	$1,267,867	$1,142,843	10.94%

Hotel net income (loss)	$(130,905)	$25,332	(616.76)%	$12,574	$121,911	(89.69)%
Non-comparable adjustments	155,287	(1,521)		150,825	(2,791)
Comparable hotel net income (loss)	$24,382	$23,811	2.40%	$163,399	$119,120	37.17%
Hotel net income (loss) margin	(41.01)%	8.03%	(49.04)%	0.92%	9.89%	(8.97)%
Comparable hotel net income margin	8.10%	8.12%	(0.02)%	12.89%	10.42%	2.47%

Hotel EBITDA	$78,605	$84,631	(7.12)%	$384,308	$346,460	10.92%
Non-comparable adjustments	(4,086)	(5,530)		(21,982)	(20,346)
Comparable hotel EBITDA	$74,519	$79,101	(5.79)%	$362,326	$326,114	11.10%
Hotel EBITDA margin	24.63%	26.83%	(2.20)%	28.22%	28.12%	0.10%
Comparable hotel EBITDA margin	24.76%	26.98%	(2.22)%	28.58%	28.54%	0.04%
NOTES:
(1)    The above comparable information assumes the 90 hotel properties owned and included in the Company’s operations at December 31, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.
ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL NET INCOME (LOSS) & EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS NOT UNDER RENOVATION:	Three Months Ended			Year Ended
	December 31,			December 31,
	2023	2022	% Variance	2023	2022	% Variance
Total hotel revenue	$302,322	$296,700	1.89%	$1,291,883	$1,160,890	11.28%
Non-comparable adjustments	(18,235)	(22,258)		(93,923)	(89,281)
Comparable total hotel revenue	$284,087	$274,442	3.51%	$1,197,960	$1,071,609	11.79%

Hotel net income (loss)	$(129,866)	$23,352	(656.12)%	$10,758	$114,757	(90.63)%
Non-comparable adjustments	155,287	(1,521)		150,825	(2,791)
Comparable hotel net income (loss)	$25,421	$21,831	16.44%	$161,583	$111,966	44.31%
Hotel net income (loss) margin	(42.96)%	7.87%	(50.83)%	0.83%	9.89%	(9.06)%
Comparable hotel net income margin	8.95%	7.95%	1.00%	13.49%	10.45%	3.04%

Hotel EBITDA	$74,615	$78,603	(5.07)%	$365,933	$324,121	12.90%
Non-comparable adjustments	(4,086)	(5,530)		(21,982)	(20,346)
Comparable hotel EBITDA	$70,529	$73,073	(3.48)%	$343,951	$303,775	13.23%
Hotel EBITDA margin	24.68%	26.49%	(1.81)%	28.33%	27.92%	0.41%
Comparable hotel EBITDA margin	24.83%	26.63%	(1.80)%	28.71%	28.35%	0.36%
NOTES:
(1)    The above comparable information assumes the 88 hotel properties owned and included in the Company’s operations at December 31, 2023, and not under renovation during the three months ended December 31, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.
(4)    Excluded hotels under renovation:
Crowne Plaza La Concha Key West, Le Pavillon New Orleans

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVENUE, NET INCOME (LOSS) & EBITDA FOR TRAILING TWELVE MONTHS
(dollars in thousands)
(unaudited)

	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable
	2023	2023	2023	2023	2023	2023	2023	2023	2023	2023	2023	2023
	4th Quarter	4th Quarter	4th Quarter	3rd Quarter	3rd Quarter	3rd Quarter	2nd Quarter	2nd Quarter	2nd Quarter	1st Quarter	1st Quarter	1st Quarter
Total hotel revenue	$319,177	$(18,235)	$300,942	$341,999	$(26,092)	$315,907	$373,749	$(26,849)	$346,900	$326,865	$(22,747)	$304,118
Hotel net income (loss)	$(130,905)	$155,287	$24,382	$44,644	$(1,950)	$42,694	$64,836	$(2,468)	$62,368	$33,999	$(44)	$33,955
Hotel net income (loss) margin	(41.01)%		8.10%	13.05%		13.51%	17.35%		17.98%	10.40%		11.17%
Hotel EBITDA	$78,605	$(4,086)	$74,519	$97,466	$(6,317)	$91,149	$117,477	$(6,989)	$110,488	$90,760	$(4,590)	$86,170
Hotel EBITDA margin	24.63%		24.76%	28.50%		28.85%	31.43%		31.85%	27.77%		28.33%

Hotel net income (loss) % of total TTM	(1,041.1)%		14.9%	355.1%		26.1%	515.6%		38.2%	270.4%		20.8%
EBITDA % of total TTM	20.5%		20.6%	25.4%		25.2%	30.6%		30.5%	23.5%		23.7%

	Actual	Non-comparable Adjustments	Comparable
	2023	2023	2023
	TTM	TTM	TTM
Total hotel revenue	$1,361,790	$(93,923)	$1,267,867
Hotel net income (loss)	$12,574	$150,825	$163,399
Hotel net income (loss) margin	0.92%		12.89%
Hotel EBITDA	$384,308	$(21,982)	$362,326
Hotel EBITDA margin	28.22%		28.58%

Hotel net income (loss) % of total TTM	100.0%		100.0%
EBITDA % of total TTM	100.0%		100.0%
NOTES:
(1)    The above comparable information assumes the 90 hotel properties owned and included in the Company’s operations at December 31, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVPAR BY MARKET
(unaudited)

			Three Months Ended December 31,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
			2023	2023	2023	2022	2022	2022	% Variance	% Variance
Atlanta, GA Area	7	1,200	$125.52	$(136.94)	$122.25	$123.30	$(272.91)	$121.81	1.8%	0.4%
Boston, MA Area	2	705	235.01	—	235.01	189.22	—	189.22	24.2%	24.2%
Dallas / Ft. Worth, TX Area	7	1,526	100.49	—	100.49	97.49	—	97.49	3.1%	3.1%
Houston, TX Area	3	692	102.21	—	102.21	96.17	—	96.17	6.3%	6.3%
Los Angeles, CA Metro Area	6	1,619	130.85	—	130.85	124.79	—	124.79	4.9%	4.9%
Miami, FL Metro Area	2	414	154.01	—	154.01	172.41	—	172.41	(10.7)%	(10.7)%
Minneapolis - St. Paul, MN Area	2	520	63.53	—	63.53	59.31	—	59.31	7.1%	7.1%
Nashville, TN Area	1	673	214.14	—	214.14	205.84	—	205.84	4.0%	4.0%
New York / New Jersey Metro Area	5	1,394	97.00	(132.64)	91.19	91.46	(118.33)	84.73	6.1%	7.6%
Orlando, FL Area	2	524	106.90	—	106.90	129.73	—	129.73	(17.6)%	(17.6)%
Philadelphia, PA Area	2	462	79.55	(87.87)	78.13	94.96	(97.70)	93.86	(16.2)%	(16.8)%
San Diego, CA Area	2	410	126.43	—	126.43	113.55	—	113.55	11.3%	11.3%
San Francisco - Oakland, CA Metro Area	6	1,298	108.74	(140.26)	104.80	113.38	(144.75)	107.36	(4.1)%	(2.4)%
Tampa, FL Area	2	571	119.70	—	119.70	125.29	—	125.29	(4.5)%	(4.5)%
Washington D.C. - MD - VA Area	9	2,426	132.11	—	132.11	124.81	—	124.81	5.8%	5.8%
Other Areas	32	6,112	112.08	(111.28)	112.13	115.12	(112.35)	115.38	(2.6)%	(2.8)%
Total Portfolio	90	20,546	$120.49	$(124.48)	$120.25	$118.50	$(119.87)	$118.39	1.7%	1.6%
NOTES:
(1)    The above comparable information assumes the 90 hotel properties owned and included in the Company’s operations at December 31, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVPAR BY MARKET
(unaudited)

			Year Ended December 31,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
			2023	2023	2023	2022	2022	2022	% Variance	% Variance
Atlanta, GA Area	7	1,200	$134.34	$(140.04)	$132.41	$125.30	$(322.55)	$119.27	7.2%	11.0%
Boston, MA Area	2	705	240.03	—	240.03	193.42	—	193.42	24.1%	24.1%
Dallas / Ft. Worth, TX Area	7	1,526	107.72	—	107.72	96.65	—	96.65	11.5%	11.5%
Houston, TX Area	3	692	107.22	—	107.22	94.48	—	94.48	13.5%	13.5%
Los Angeles, CA Metro Area	6	1,619	141.33	—	141.33	129.63	—	129.63	9.0%	9.0%
Miami, FL Metro Area	2	414	164.91	—	164.91	168.00	—	168.00	(1.8)%	(1.8)%
Minneapolis - St. Paul, MN Area	2	520	73.89	—	73.89	63.96	—	63.96	15.5%	15.5%
Nashville, TN Area	1	673	230.33	—	230.33	214.89	—	214.89	7.2%	7.2%
New York / New Jersey Metro Area	5	1,394	99.85	(124.84)	94.14	85.35	(106.40)	80.08	17.0%	17.6%
Orlando, FL Area	2	524	121.14	—	121.14	119.27	—	119.27	1.6%	1.6%
Philadelphia, PA Area	2	462	92.60	(92.99)	92.46	93.25	(92.35)	93.61	(0.7)%	(1.2)%
San Diego, CA Area	2	410	143.74	—	143.74	131.42	—	131.42	9.4%	9.4%
San Francisco - Oakland, CA Metro Area	6	1,298	119.46	(146.37)	114.75	111.68	(140.73)	106.11	7.0%	8.1%
Tampa, FL Area	2	571	141.88	—	141.88	125.62	—	125.62	12.9%	12.9%
Washington D.C. - MD - VA Area	9	2,426	144.58	—	144.58	122.10	—	122.10	18.4%	18.4%
Other Areas	32	6,112	122.95	(118.05)	123.37	118.12	(106.92)	119.39	4.1%	3.3%
Total Portfolio	90	20,546	$130.51	$(126.29)	$130.85	$119.35	$(116.91)	$119.55	9.4%	9.5%
NOTES:
(1)    The above comparable information assumes the 90 hotel properties owned and included in the Company’s operations at December 31, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL NET INCOME (LOSS) BY MARKET
(in thousands)
(unaudited)

			Three Months Ended December 31,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Comparable
			2023	2023	2023		2022	2022	2022		% Variance	% Variance
Atlanta, GA Area	7	1,200	$(44,447)	$46,275	$1,828	7.5%	$1,792	$(219)	$1,573	6.6%	(2,580.3)%	16.2%
Boston, MA Area	2	705	1,110	—	1,110	4.6%	569	—	569	2.4%	95.1%	95.1%
Dallas / Ft. Worth, TX Area	7	1,526	1,528	—	1,528	6.3%	1,467	—	1,467	6.2%	4.2%	4.2%
Houston, TX Area	3	692	737	—	737	3.0%	787	—	787	3.3%	(6.4)%	(6.4)%
Los Angeles, CA Metro Area	6	1,619	2,542	—	2,542	10.4%	2,526	—	2,526	10.6%	0.6%	0.6%
Miami, FL Metro Area	2	414	1,127	—	1,127	4.6%	1,254	—	1,254	5.3%	(10.1)%	(10.1)%
Minneapolis - St. Paul, MN Area	2	520	(358)	—	(358)	(1.5)%	(466)	—	(466)	(2.0)%	23.2%	23.2%
Nashville, TN Area	1	673	5,055	—	5,055	20.7%	4,871	—	4,871	20.5%	3.8%	3.8%
New York / New Jersey Metro Area	5	1,394	(62,230)	62,852	622	2.6%	(2,216)	(162)	(2,378)	(10.0)%	(2,708.2)%	126.2%
Orlando, FL Area	2	524	489	—	489	2.0%	1,379	—	1,379	5.8%	(64.5)%	(64.5)%
Philadelphia, PA Area	2	462	3,080	(3,537)	(457)	(1.9)%	198	(221)	(23)	(0.1)%	1,455.6%	(1,887.0)%
San Diego, CA Area	2	410	620	—	620	2.5%	(215)	—	(215)	(0.9)%	388.4%	388.4%
San Francisco - Oakland, CA Metro Area	6	1,298	(25,257)	24,452	(805)	(3.3)%	80	(415)	(335)	(1.4)%	(31,671.3)%	(140.3)%
Tampa, FL Area	2	571	1,227	—	1,227	5.0%	1,628	—	1,628	6.8%	(24.6)%	(24.6)%
Washington D.C. - MD - VA Area	9	2,426	5,248	—	5,248	21.5%	2,588	—	2,588	10.9%	102.8%	102.8%
Other Areas	32	6,112	(21,376)	25,245	3,869	16.0%	9,090	(504)	8,586	36.0%	(335.2)%	(54.9)%
Total Portfolio	90	20,546	$(130,905)	$155,287	$24,382	100.0%	$25,332	$(1,521)	$23,811	100.0%	(616.8)%	2.4%
NOTES:
(1)    The above comparable information assumes the 90 hotel properties owned and included in the Company’s operations at December 31, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.
ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL NET INCOME (LOSS) BY MARKET
(in thousands)
(unaudited)

			Year Ended December 31,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Comparable
			2023	2023	2023		2022	2022	2022		% Variance	% Variance
Atlanta, GA Area	7	1,200	$(37,369)	$45,783	$8,414	5.1%	$5,869	$(1,930)	$3,939	3.3%	(736.7)%	113.6%
Boston, MA Area	2	705	8,145	—	8,145	5.0%	5,137	—	5,137	4.3%	58.6%	58.6%
Dallas / Ft. Worth, TX Area	7	1,526	9,727	—	9,727	6.0%	6,348	—	6,348	5.3%	53.2%	53.2%
Houston, TX Area	3	692	4,066	—	4,066	2.5%	2,207	—	2,207	1.9%	84.2%	84.2%
Los Angeles, CA Metro Area	6	1,619	17,730	—	17,730	10.9%	12,418	—	12,418	10.4%	42.8%	42.8%
Miami, FL Metro Area	2	414	4,650	—	4,650	2.8%	4,065	—	4,065	3.4%	14.4%	14.4%
Minneapolis - St. Paul, MN Area	2	520	(607)	—	(607)	(0.4)%	(1,936)	(1)	(1,937)	(1.6)%	68.6%	68.7%
Nashville, TN Area	1	673	23,169	—	23,169	14.2%	20,645	—	20,645	17.3%	12.2%	12.2%
New York / New Jersey Metro Area	5	1,394	(58,915)	62,928	4,013	2.5%	(5,768)	1,355	(4,413)	(3.7)%	(921.4)%	190.9%
Orlando, FL Area	2	524	3,244	—	3,244	2.0%	2,599	—	2,599	2.2%	24.8%	24.8%
Philadelphia, PA Area	2	462	3,402	(3,858)	(456)	(0.3)%	496	(547)	(51)	—%	585.9%	(794.1)%
San Diego, CA Area	2	410	4,699	—	4,699	2.9%	3,639	—	3,639	3.1%	29.1%	29.1%
San Francisco - Oakland, CA Metro Area	6	1,298	(22,461)	23,080	619	0.4%	610	(1,016)	(406)	(0.3)%	(3,782.1)%	252.5%
Tampa, FL Area	2	571	8,353	—	8,353	5.1%	5,471	—	5,471	4.6%	52.7%	52.7%
Washington D.C. - MD - VA Area	9	2,426	25,228	—	25,228	15.4%	11,668	218	11,886	10.0%	116.2%	112.2%
Other Areas	32	6,112	19,513	22,892	42,405	25.9%	48,443	(870)	47,573	39.8%	(59.7)%	(10.9)%
Total Portfolio	90	20,546	$12,574	$150,825	$163,399	100.0%	$121,911	$(2,791)	$119,120	100.0%	(89.7)%	37.2%
NOTES:
(1)    The above comparable information assumes the 90 hotel properties owned and included in the Company’s operations at December 31, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL EBITDA BY MARKET
(in thousands)
(unaudited)

			Three Months Ended December 31,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Comparable
			2023	2023	2023		2022	2022	2022		% Variance	% Variance
Atlanta, GA Area	7	1,200	$6,202	$(1,062)	$5,140	6.9%	$5,920	$(546)	$5,374	6.8%	4.8%	(4.4)%
Boston, MA Area	2	705	5,642	—	5,642	7.6%	4,625	—	4,625	5.8%	22.0%	22.0%
Dallas / Ft. Worth, TX Area	7	1,526	5,283	—	5,283	7.1%	5,492	—	5,492	6.9%	(3.8)%	(3.8)%
Houston, TX Area	3	692	2,496	—	2,496	3.3%	2,198	—	2,198	2.8%	13.6%	13.6%
Los Angeles, CA Metro Area	6	1,619	4,943	—	4,943	6.6%	5,419	—	5,419	6.9%	(8.8)%	(8.8)%
Miami, FL Metro Area	2	414	2,503	—	2,503	3.4%	2,835	—	2,835	3.6%	(11.7)%	(11.7)%
Minneapolis - St. Paul, MN Area	2	520	444	—	444	0.6%	340	—	340	0.4%	30.6%	30.6%
Nashville, TN Area	1	673	7,606	—	7,606	10.2%	7,483	—	7,483	9.5%	1.6%	1.6%
New York / New Jersey Metro Area	5	1,394	4,557	(1,268)	3,289	4.4%	4,845	(1,563)	3,283	4.2%	(5.9)%	0.2%
Orlando, FL Area	2	524	1,541	—	1,541	2.1%	2,558	—	2,558	3.2%	(39.8)%	(39.8)%
Philadelphia, PA Area	2	462	1	271	272	0.4%	1,295	(458)	837	1.1%	(99.9)%	(67.5)%
San Diego, CA Area	2	410	1,247	—	1,247	1.7%	472	—	472	0.6%	164.2%	164.2%
San Francisco - Oakland, CA Metro Area	6	1,298	3,538	(727)	2,811	3.8%	4,074	(1,163)	2,910	3.7%	(13.2)%	(3.4)%
Tampa, FL Area	2	571	2,187	—	2,187	2.9%	2,704	—	2,704	3.4%	(19.1)%	(19.1)%
Washington D.C. - MD - VA Area	9	2,426	10,491	—	10,491	14.1%	9,908	—	9,908	12.5%	5.9%	5.9%
Other Areas	32	6,112	19,924	(1,300)	18,624	24.9%	24,463	(1,800)	22,663	28.6%	(18.6)%	(17.8)%
Total Portfolio	90	20,546	$78,605	$(4,086)	$74,519	100.0%	$84,631	$(5,530)	$79,101	100.0%	(7.1)%	(5.8)%
NOTES:
(1)    The above comparable information assumes the 90 hotel properties owned and included in the Company’s operations at December 31, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.
ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL EBITDA BY MARKET
(in thousands)
(unaudited)

			Year Ended December 31,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Comparable
			2023	2023	2023		2022	2022	2022		% Variance	% Variance
Atlanta, GA Area	7	1,200	$26,661	$(5,030)	$21,631	6.0%	$21,534	$(2,314)	$19,220	5.9%	23.8%	12.5%
Boston, MA Area	2	705	25,817	—	25,817	7.1%	19,822	—	19,822	6.1%	30.2%	30.2%
Dallas / Ft. Worth, TX Area	7	1,526	25,150	—	25,150	6.9%	22,454	—	22,454	6.9%	12.0%	12.0%
Houston, TX Area	3	692	10,278	—	10,278	2.8%	7,625	—	7,625	2.3%	34.8%	34.8%
Los Angeles, CA Metro Area	6	1,619	28,641	—	28,641	7.9%	24,503	—	24,503	7.5%	16.9%	16.9%
Miami, FL Metro Area	2	414	10,243	—	10,243	2.8%	10,411	—	10,411	3.2%	(1.6)%	(1.6)%
Minneapolis - St. Paul, MN Area	2	520	2,636	—	2,636	0.7%	1,400	—	1,400	0.4%	88.3%	88.3%
Nashville, TN Area	1	673	33,273	—	33,273	9.2%	30,862	—	30,862	9.5%	7.8%	7.8%
New York / New Jersey Metro Area	5	1,394	20,067	(5,388)	14,679	4.1%	14,132	(4,515)	9,617	2.9%	42.0%	52.6%
Orlando, FL Area	2	524	7,460	—	7,460	2.1%	7,950	—	7,950	2.4%	(6.2)%	(6.2)%
Philadelphia, PA Area	2	462	3,383	(490)	2,893	0.8%	4,765	(1,538)	3,227	1.0%	(29.0)%	(10.4)%
San Diego, CA Area	2	410	7,194	—	7,194	2.0%	6,295	—	6,295	1.9%	14.3%	14.3%
San Francisco - Oakland, CA Metro Area	6	1,298	18,136	(3,951)	14,185	3.9%	16,761	(4,326)	12,435	3.8%	8.2%	14.1%
Tampa, FL Area	2	571	12,132	—	12,132	3.3%	10,172	—	10,172	3.1%	19.3%	19.3%
Washington D.C. - MD - VA Area	9	2,426	49,544	—	49,544	13.7%	40,094	218	40,312	12.4%	23.6%	22.9%
Other Areas	32	6,112	103,693	(7,123)	96,570	26.7%	107,680	(7,871)	99,809	30.7%	(3.7)%	(3.2)%
Total Portfolio	90	20,546	$384,308	$(21,982)	$362,326	100.0%	$346,460	$(20,346)	$326,114	100.0%	10.9%	11.1%
NOTES:
(1)    The above comparable information assumes the 90 hotel properties owned and included in the Company’s operations at December 31, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
TOTAL ENTERPRISE VALUE
December 31, 2023
(in thousands, except share price)
(unaudited)

December 31, 2023
Common stock shares outstanding	37,422
Partnership units outstanding	1,977
Combined common stock shares and partnership units outstanding	39,399
Common stock price	$1.94
Market capitalization	$76,434
Series D cumulative preferred stock	$28,998
Series F cumulative preferred stock	$29,384
Series G cumulative preferred stock	$38,300
Series H cumulative preferred stock	$29,258
Series I cumulative preferred stock	$29,023
Series J redeemable preferred stock	$86,883
Series K redeemable preferred stock	$4,855
Indebtedness	$3,322,102
Net working capital (see below)	$(209,039)
Total enterprise value (TEV)	$3,436,198

Cash and cash equivalents	$162,869
Restricted cash	$128,956
Accounts receivable, net	$45,422
Prepaid expenses	$12,178
Due from third-party hotel managers, net	$20,769
Total current assets	$370,194

Accounts payable, net & accrued expenses	$151,970
Dividends and distributions payable	$3,566
Due to affiliates, net	$5,619
Total current liabilities	$161,155

Net working capital	$209,039

Amounts include assets held for sale and liabilities associated with assets held for sale.
The amounts do not include amounts related to the consolidation of 815 Commerce Managing Member, LLC and Stirling REIT OP, LP.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
ANTICIPATED CAPITAL EXPENDITURES CALENDAR (a)

		2023				2024
		1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
	Rooms	Actual	Actual	Actual	Actual	Estimated	Estimated	Estimated	Estimated
Courtyard Bloomington	117								x
Crowne Plaza La Concha Key West	160		x	x	x	x
Embassy Suites Crystal City	269			x
Embassy Suites Dallas	150					x	x
Embassy Suites Palm Beach	160						x	x
Hampton Inn Evansville	140	x
Le Pavillon New Orleans	226			x	x	x
Marriott Sugar Land	300					x	x
Residence Inn Phoenix Airport	200	x
Ritz-Carlton Atlanta	444		x
Residence Inn Evansville	78								x
SpringHill Suites Buford Mall of Georgia	97	x
Total		3	2	3	2	4	3	1	2
(a)    Only hotels which have had or are expected to have significant capital expenditures that could result in displacement in 2023 and 2024 are included in this table.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	2023	2023	2023	2023	December 31, 2023
	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	TTM
Net income (loss)	$(130,905)	$44,644	$64,836	$33,999	$12,574
Non-property adjustments	155,688	(33)	(9)	(8)	155,638
Interest income	(421)	(383)	(248)	(100)	(1,152)
Interest expense	4,231	4,234	5,137	5,580	19,182
Amortization of loan costs	222	219	262	282	985
Depreciation and amortization	46,617	45,905	47,065	47,684	187,271
Income tax expense (benefit)	42	89	66	22	219
Non-hotel EBITDA ownership expense	3,131	2,791	368	3,301	9,591
Hotel EBITDA including amounts attributable to noncontrolling interest	78,605	97,466	117,477	90,760	384,308
Non-comparable adjustments	(4,086)	(6,317)	(6,989)	(4,590)	(21,982)
Comparable hotel EBITDA	$74,519	$91,149	$110,488	$86,170	$362,326
NOTES:
(1)    The above comparable information assumes the 90 hotel properties owned and included in the Company’s operations at December 31, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2023
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$(129,866)	$(1,039)	$(130,905)	$60	$101,041	$(29,804)
Non-property adjustments	155,688	—	155,688	(22)	(155,666)	—
Interest income	(391)	(30)	(421)	—	421	—
Interest expense	3,349	882	4,231	—	88,331	92,562
Amortization of loan cost	187	35	222	—	2,879	3,101
Depreciation and amortization	42,798	3,819	46,617	—	227	46,844
Income tax expense (benefit)	42	—	42	—	(1,552)	(1,510)
Non-hotel EBITDA ownership expense	2,808	323	3,131	1	(3,132)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	74,615	3,990	78,605	39	32,549	111,193
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	419	419
Company's portion of EBITDA of unconsolidated entities	—	—	—	—	(74)	(74)
Hotel EBITDA attributable to the Company and OP unitholders	$74,615	$3,990	$78,605	$39	$32,894	$111,538
Non-comparable adjustments	(4,086)	—	(4,086)
Comparable hotel EBITDA	$70,529	$3,990	$74,519
NOTES:
(1)    The above comparable information assumes the 90 hotel properties owned and included in the Company’s operations at December 31, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and the four Stirling REIT OP, LP hotel properties.
(2)    Excluded hotels under renovation:
Crowne Plaza La Concha Key West, Le Pavillon New Orleans

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2022
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$23,352	$1,980	$25,332	$(5)	$(82,014)	$(56,687)
Non-property adjustments	(400)	273	(127)	—	127	—
Interest income	(97)	—	(97)	—	97	—
Interest expense	3,927	632	4,559	—	67,103	71,662
Amortization of loan cost	250	108	358	—	2,000	2,358
Depreciation and amortization	46,197	2,984	49,181	124	48	49,353
Income tax expense (benefit)	53	—	53	—	(4,057)	(4,004)
Non-hotel EBITDA ownership expense	5,321	51	5,372	22	(5,394)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	78,603	6,028	84,631	141	(22,090)	62,682
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	353	353
Company's portion of EBITDA of unconsolidated entities	—	—	—	—	(222)	(222)
Hotel EBITDA attributable to the Company and OP unitholders	$78,603	$6,028	$84,631	$141	$(21,959)	$62,813
Non-comparable adjustments	(5,530)	—	(5,530)
Comparable hotel EBITDA	$73,073	$6,028	$79,101
NOTES:
(1)    The above comparable information assumes the 90 hotel properties owned and included in the Company’s operations at December 31, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and the four Stirling REIT OP, LP hotel properties.
(2)    Excluded hotels under renovation:
Crowne Plaza La Concha Key West, Le Pavillon New Orleans

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Year Ended December 31, 2023
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$10,758	$1,816	$12,574	$5,190	$(198,498)	$(180,734)
Non-property adjustments	155,638	—	155,638	(6,411)	(149,227)	—
Interest income	(1,070)	(82)	(1,152)	—	1,152	—
Interest expense	15,798	3,384	19,182	—	334,231	353,413
Amortization of loan cost	850	135	985	—	11,750	12,735
Depreciation and amortization	174,719	12,552	187,271	164	372	187,807
Income tax expense (benefit)	219	—	219	—	681	900
Non-hotel EBITDA ownership expense	9,021	570	9,591	19	(9,610)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	365,933	18,375	384,308	(1,038)	(9,149)	374,121
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	1,134	1,134
Company's portion of EBITDA of unconsolidated entities	—	—	—	—	231	231
Hotel EBITDA attributable to the Company and OP unitholders	$365,933	$18,375	$384,308	$(1,038)	$(7,784)	$375,486
Non-comparable adjustments	(21,982)	—	(21,982)
Comparable hotel EBITDA	$343,951	$18,375	$362,326
NOTES:
(1)    The above comparable information assumes the 90 hotel properties owned and included in the Company’s operations at December 31, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and the four Stirling REIT OP, LP hotel properties.
(2)    Excluded hotels under renovation:
Crowne Plaza La Concha Key West, Le Pavillon New Orleans

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Year Ended December 31, 2022
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$114,757	$7,154	$121,911	$691	$(263,660)	$(141,058)
Non-property adjustments	(386)	273	(113)	(273)	386	—
Interest income	(199)	—	(199)	(1)	200	—
Interest expense	11,272	1,758	13,030	—	204,293	217,323
Amortization of loan cost	1,264	423	1,687	—	7,985	9,672
Depreciation and amortization	188,602	12,499	201,101	501	195	201,797
Income tax expense (benefit)	268	—	268	—	6,068	6,336
Non-hotel EBITDA ownership expense	8,543	232	8,775	68	(8,843)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	324,121	22,339	346,460	986	(53,376)	294,070
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	804	804
Company's portion of EBITDA of unconsolidated entities	—	—	—	—	(674)	(674)
Hotel EBITDA attributable to the Company and OP unitholders	$324,121	$22,339	$346,460	$986	$(53,246)	$294,200
Non-comparable adjustments	(20,346)	—	(20,346)
Comparable hotel EBITDA	$303,775	$22,339	$326,114
NOTES:
(1)    The above comparable information assumes the 90 hotel properties owned and included in the Company’s operations at December 31, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and the four Stirling REIT OP, LP hotel properties.
(2)    Excluded hotels under renovation:
Crowne Plaza La Concha Key West, Le Pavillon New Orleans

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2023
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$(44,447)	$1,110	$1,528	$737	$2,542	$1,127	$(358)	$5,055	$(62,230)
Non-property adjustments	46,396	—	—	—	—	—	—	(459)	63,234
Interest income	(41)	(57)	(6)	—	(38)	(13)	—	(24)	(12)
Interest expense	817	2,314	—	—	—	—	—	—	—
Amortization of loan costs	6	142	—	—	—	—	—	—	—
Depreciation and amortization	3,295	1,953	3,647	1,689	2,472	1,216	741	2,519	3,395
Income tax expense (benefit)	—	—	—	—	—	—	—	24	—
Non-hotel EBITDA ownership expense	176	180	114	70	(33)	173	61	491	170
Hotel EBITDA including amounts attributable to noncontrolling interest	6,202	5,642	5,283	2,496	4,943	2,503	444	7,606	4,557
Non-comparable adjustments	(1,062)	—	—	—	—	—	—	—	(1,268)
Comparable hotel EBITDA	$5,140	$5,642	$5,283	$2,496	$4,943	$2,503	$444	$7,606	$3,289

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$489	$3,080	$620	$(25,257)	$1,227	$5,248	$(21,376)	$(130,905)
Non-property adjustments	—	(3,869)	—	24,800	—	—	25,586	155,688
Interest income	(21)	(7)	(18)	(14)	—	(131)	(39)	(421)
Interest expense	—	—	—	218	—	—	882	4,231
Amortization of loan costs	—	—	—	39	—	—	35	222
Depreciation and amortization	1,040	678	602	3,472	894	5,296	13,708	46,617
Income tax expense (benefit)	—	—	—	—	—	—	18	42
Non-hotel EBITDA ownership expense	33	119	43	280	66	78	1,110	3,131
Hotel EBITDA including amounts attributable to noncontrolling interest	1,541	1	1,247	3,538	2,187	10,491	19,924	78,605
Non-comparable adjustments	—	271	—	(727)	—	—	(1,300)	(4,086)
Comparable hotel EBITDA	$1,541	$272	$1,247	$2,811	$2,187	$10,491	$18,624	$74,519
NOTES:
(1)    The above comparable information assumes the 90 hotel properties owned and included in the Company’s operations at December 31, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2022
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$1,792	$569	$1,467	$787	$2,526	$1,254	$(466)	$4,871	$(2,216)
Non-property adjustments	—	(72)	(116)	—	—	—	—	(6)	—
Interest income	(2)	—	(3)	—	(12)	(1)	—	—	(6)
Interest expense	317	1,868	—	—	—	—	—	—	—
Amortization of loan costs	8	136	—	—	—	—	—	—	—
Depreciation and amortization	3,631	2,131	3,874	1,352	2,739	1,544	783	2,519	4,096
Income tax expense (benefit)	—	—	—	—	—	—	—	15	—
Non-hotel EBITDA ownership expense	174	(7)	270	59	166	38	23	84	2,971
Hotel EBITDA including amounts attributable to noncontrolling interest	5,920	4,625	5,492	2,198	5,419	2,835	340	7,483	4,845
Non-comparable adjustments	(546)	—	—	—	—	—	—	—	(1,562)
Comparable hotel EBITDA	$5,374	$4,625	$5,492	$2,198	$5,419	$2,835	$340	$7,483	$3,283

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$1,379	$198	$(215)	$80	$1,628	$2,588	$9,090	$25,332
Non-property adjustments	—	—	—	—	—	(3)	70	(127)
Interest income	(12)	(3)	(6)	(21)	—	(14)	(17)	(97)
Interest expense	—	—	—	225	—	1,110	1,039	4,559
Amortization of loan costs	—	—	—	38	—	67	109	358
Depreciation and amortization	1,106	1,049	603	3,693	1,022	6,043	12,996	49,181
Income tax expense (benefit)	—	—	—	—	—	—	38	53
Non-hotel EBITDA ownership expense	85	51	90	59	54	117	1,138	5,372
Hotel EBITDA including amounts attributable to noncontrolling interest	2,558	1,295	472	4,074	2,704	9,908	24,463	84,631
Non-comparable adjustments	—	(458)	—	(1,164)	—	—	(1,800)	(5,530)
Comparable hotel EBITDA	$2,558	$837	$472	$2,910	$2,704	$9,908	$22,663	$79,101
NOTES:
(1)    The above comparable information assumes the 90 hotel properties owned and included in the Company’s operations at December 31, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Year Ended December 31, 2023
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$(52,723)	$8,145	$9,727	$4,066	$17,730	$4,650	$(607)	$23,169	$(58,915)
Non-property adjustments	61,806	—	—	—	—	—	—	(459)	63,234
Interest income	(117)	(152)	(17)	—	(116)	(32)	—	(38)	(44)
Interest expense	3,224	8,891	—	—	—	—	—	—	—
Amortization of loan costs	23	559	—	—	—	—	—	—	—
Depreciation and amortization	13,847	8,046	15,110	5,479	10,104	5,316	3,039	9,988	15,202
Income tax expense (benefit)	—	—	—	—	—	—	—	99	—
Non-hotel EBITDA ownership expense	530	328	330	733	923	309	204	514	590
Hotel EBITDA including amounts attributable to noncontrolling interest	26,590	25,817	25,150	10,278	28,641	10,243	2,636	33,273	20,067
Non-comparable adjustments	(4,959)	—	—	—	—	—	—	—	(5,388)
Comparable hotel EBITDA	$21,631	$25,817	$25,150	$10,278	$28,641	$10,243	$2,636	$33,273	$14,679

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$3,244	$3,402	$4,699	$(22,461)	$8,353	$25,228	$(3,998)	$(26,291)
Non-property adjustments	—	(3,869)	—	24,800	—	23	48,965	194,500
Interest income	(73)	(24)	(56)	(53)	—	(305)	(125)	(1,152)
Interest expense	—	—	—	873	—	1,943	4,251	19,182
Amortization of loan costs	—	—	—	154	—	114	135	985
Depreciation and amortization	4,268	3,284	2,378	13,579	3,669	22,235	51,493	187,037
Income tax expense (benefit)	—	—	—	—	—	—	120	219
Non-hotel EBITDA ownership expense	21	590	173	1,244	110	306	2,685	9,590
Hotel EBITDA including amounts attributable to noncontrolling interest	7,460	3,383	7,194	18,136	12,132	49,544	103,526	384,070
Non-comparable adjustments	—	(490)	—	(3,951)	—	—	(6,956)	(21,744)
Comparable hotel EBITDA	$7,460	$2,893	$7,194	$14,185	$12,132	$49,544	$96,570	$362,326
NOTES:
(1)    The above comparable information assumes the 90 hotel properties owned and included in the Company’s operations at December 31, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Year Ended December 31, 2022
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$5,869	$5,137	$6,348	$2,207	$12,418	$4,065	$(1,936)	$20,645	$(5,768)
Non-property adjustments	—	(72)	(116)	—	—	—	—	(24)	—
Interest income	(4)	(10)	(5)	—	(23)	(1)	—	—	(17)
Interest expense	724	5,473	—	—	—	—	—	—	—
Amortization of loan costs	32	535	—	—	—	—	—	—	—
Depreciation and amortization	14,777	8,732	15,688	4,900	11,886	6,136	3,249	10,059	16,297
Income tax expense (benefit)	—	—	—	—	—	—	—	58	—
Non-hotel EBITDA ownership expense	136	27	539	518	222	211	87	124	3,620
Hotel EBITDA including amounts attributable to noncontrolling interest	21,534	19,822	22,454	7,625	24,503	10,411	1,400	30,862	14,132
Non-comparable adjustments	(2,314)	—	—	—	—	—	—	—	(4,515)
Comparable hotel EBITDA	$19,220	$19,822	$22,454	$7,625	$24,503	$10,411	$1,400	$30,862	$9,617

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$2,599	$496	$3,639	$610	$5,471	$11,668	$48,443	$121,911
Non-property adjustments	—	—	—	—	—	(3)	101	(114)
Interest income	(20)	(4)	(9)	(38)	—	(31)	(37)	(199)
Interest expense	—	—	—	902	—	2,955	2,976	13,030
Amortization of loan costs	—	—	—	151	—	264	705	1,687
Depreciation and amortization	5,069	4,534	2,485	14,682	4,495	24,936	53,176	201,101
Income tax expense (benefit)	—	—	—	—	—	—	210	268
Non-hotel EBITDA ownership expense	302	(261)	180	454	206	305	2,106	8,776
Hotel EBITDA including amounts attributable to noncontrolling interest	7,950	4,765	6,295	16,761	10,172	40,094	107,680	346,460
Non-comparable adjustments	—	(1,538)	—	(4,326)	—	218	(7,871)	(20,346)
Comparable hotel EBITDA	$7,950	$3,227	$6,295	$12,435	$10,172	$40,312	$99,809	$326,114
NOTES:
(1)    The above comparable information assumes the 90 hotel properties owned and included in the Company’s operations at December 31, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	TTM Ended December 31, 2023
	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	KEYS Pool F - 5 hotels	BAML Highland Pool - 19 hotels	Morgan Stanley Pool - 17 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels	Morgan Stanley Pool C3 - 3 hotels
Net income (loss)	$6,926	$1,748	$11,575	$21,178	$4,408	$(156,192)	$52,545	$23,797	$10,925	$3,077	$956
Non-property adjustments	—	—	(3,869)	—	(45)	160,096	—	—	—	—	—
Interest income	(126)	(59)	(31)	—	—	(40)	(291)	(146)	(198)	(68)	—
Interest expense	—	—	—	—	—	—	—	—	2	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	7,008	6,172	11,473	5,988	12,123	12,185	48,671	18,985	17,711	4,287	2,194
Income tax expense (benefit)	—	—	—	—	1	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	312	402	351	341	1,214	344	1,973	1,677	1,230	45	66
Hotel EBITDA including amounts attributable to noncontrolling interest	14,120	8,263	19,499	27,507	17,701	16,393	102,898	44,313	29,670	7,341	3,216
Non-comparable adjustments	—	—	(491)	—	—	(16,393)	—	—	—	—	(3,216)
Comparable hotel EBITDA	$14,120	$8,263	$19,008	$27,507	$17,701	$—	$102,898	$44,313	$29,670	$7,341	$—

	Morgan Stanley Pool C2 - 2 hotels	BAML Princeton/ Nashville - 2 hotels	Aaeral Hilton Alexandria/La Posada-2 hotels	Southside Bank Ashton - 1 hotel	BAML Indigo Atlanta - 1 hotel	Aareal Boston Back Bay - 1 hotel	Torchlight Marriott Gateway - 1 hotel	GACC Jacksonville RI - 1 hotel	Aareal Le Pavillon - 1 hotel	Key Bank Manchester CY - 1 hotel	GACC Manchester RI - 1 hotel
Net income (loss)	$431	$26,403	$906	$(20)	$(800)	$2,292	$9,026	$(69)	$(8,207)	$667	$860
Non-property adjustments	—	(460)	24	—	—	—	—	—	—	—	—
Interest income	—	(39)	—	—	—	—	(154)	—	—	—	—
Interest expense	—	—	2,806	—	1,211	8,891	—	—	3,384	—	—
Amortization of loan costs	—	—	114	—	24	558	—	—	135	—	—
Depreciation and amortization	942	12,655	5,187	343	1,456	4,689	6,299	1,123	4,042	360	352
Income tax expense (benefit)	—	99	—	—	—	—	—	—	—	29	90
Non-hotel EBITDA ownership expense	242	655	111	27	(37)	280	37	18	150	18	6
Hotel EBITDA including amounts attributable to noncontrolling interest	1,615	39,313	9,148	350	1,854	16,710	15,208	1,072	(496)	1,074	1,308
Non-comparable adjustments	—	—	—	—	—	—	—	(1,072)	—	—	(1,308)
Comparable hotel EBITDA	$1,615	$39,313	$9,148	$350	$1,854	$16,710	$15,208	$—	$(496)	$1,074	$—

	US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	Morgan Stanley Ann Arbor - 1 hotel	BAML - 4 Pack-Stirling	Unencumbered hotels	Total Portfolio
Net income (loss)	$(941)	$93	$3	$987	$12,574
Non-property adjustments	—	(108)	—	—	155,638
Interest income	—	—	—	—	(1,152)
Interest expense	874	—	—	2,014	19,182
Amortization of loan costs	154	—	—	—	985
Depreciation and amortization	2,261	(5)	234	536	187,271
Income tax expense (benefit)	—	—	—	—	219
Non-hotel EBITDA ownership expense	99	3	1	26	9,591
Hotel EBITDA including amounts attributable to noncontrolling interest	2,447	(17)	238	3,563	384,308
Non-comparable adjustments	—	17	(238)	719	(21,982)
Comparable hotel EBITDA	$2,447	$—	$—	$4,282	$362,326
NOTES:
(1)    The above comparable information assumes the 90 hotel properties owned and included in the Company’s operations at December 31, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and the four Stirling REIT OP, LP hotel properties.
(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.